EXHIBIT 99.2

                             JOINT FILER INFORMATION
                             -----------------------

This Statement on Form 4 is filed by MatlinPatterson LLC, MatlinPatterson Global Opportunities Partners L.P., MatlinPatterson Global Opportunities Partners (Bermuda) L.P., MatlinPatterson Global Partners LLC, MatlinPatterson Global Advisers LLC, MatlinPatterson Asset Management LLC, David J. Matlin and Mark R. Patterson.

The principal business address of each of the Reporting Persons is:
                     520 Madison Avenue, New York, NY 10022

Name of Designated Filer:  MatlinPatterson LLC

Issuer Name and Ticker Symbol: Polymer Group, Inc.  (POLGA.OB)

Date of Event Requiring Statement:   4/27/04




Date:  April 29, 2004                     MATLINPATTERSON LLC

                                             By: /s/ MARK R. PATTERSON
                                                 ------------------------
                                                 Name:  Mark R. Patterson
                                                 Title: Member

Date:  April 29, 2004                     MATLINPATTERSON ASSET MANAGEMENT LLC

                                             By: /s/ MARK R. PATTERSON
                                                 ------------------------
                                                 Name:  Mark R. Patterson
                                                 Title: Chairman


Date:  April 29, 2004                     MATLINPATTERSON GLOBAL OPPORTUNITIES
                                          PARTNERS L.P.

                                             By: MatlinPatterson Global
                                                  Partners LLC
                                                 as general partner

                                             By: /s/ MARK R. PATTERSON
                                                 ------------------------
                                                 Name:  Mark R. Patterson
                                                 Title: Director



Date:  April 29, 2004                     MATLINPATTERSON GLOBAL OPPORTUNITIES
                                          PARTNERS (BERMUDA) L.P.

                                             By: MatlinPatterson Global
                                                  Partners LLC
                                                 as general partner

                                             By: /s/ MARK R. PATTERSON
                                                 ------------------------
                                                 Name:  Mark R. Patterson
                                                 Title: Director

Date:  April 29, 2004                     MATLINPATTERSON GLOBAL PARTNERS LLC

                                             By: /s/ MARK R. PATTERSON
                                                 ------------------------
                                                 Name:  Mark R. Patterson
                                                 Title: Director


Date:  April 29, 2004                     MATLINPATTERSON GLOBAL ADVISERS LLC

                                             By: /s/ MARK R. PATTERSON
                                                 ------------------------
                                                 Name:  Mark R. Patterson
                                                 Title: Chairman


Date:  April 29, 2004                     DAVID J. MATLIN

                                             By: /s/ DAVID J. MATLIN
                                                 ------------------------
                                                 Name: David J. Matlin


Date:  April 29, 2004                     MARK R. PATTERSON

                                             By: /s/ MARK R. PATTERSON
                                                 ------------------------
                                                 Name: Mark R. Patterson